UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

ALPINE INCOME PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	Commission File Number 001-39143	84-2769895
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

369 N. New York Avenue, Suite 201

Winter Park, Florida

(Address of principal executive offices)

32789

(Zip Code)

Registrant’s Telephone Number, including area code

(386) 274-2202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PINE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2024, Philip R. Mays, age 56, was appointed Senior Vice President, Chief Financial Officer and Treasurer of Alpine Income Property Trust, Inc. (the “Company”), effective as of June 17, 2024. Upon the effectiveness of Mr. Mays’s appointment, Mr. Mays will act as the Company’s principal financial officer, and Lisa M. Vorakoun will resume her role as Senior Vice President and Chief Accounting Officer of the Company.

Mr. Mays was most recently the Chief Financial Officer of Shadowbox Studios, from September 2021 to February 2024. Prior to that, from June 2011 to September 2021, Mr. Mays served as Chief Financial Officer and Executive Vice President of Cedar Realty Trust, Inc. (“Cedar”), a NYSE-listed retail real estate investment trust (“REIT”). His departure from Cedar coincided with Cedar’s announcement that it would explore strategic alternatives, and preceded by six months the announcement of Cedar’s sale. Before joining Cedar, Mr. Mays served as Chief Accounting Officer and Vice President of Finance of Federal Realty Investment Trust, a NYSE-listed retail REIT, from May 2005 to June 2011. Earlier in his career, Mr. Mays held various accounting and finance positions, including seven years as an accountant at Ernst & Young LLP. At Ernst & Young LLP, he supervised audits and assisted clients in real estate, construction and hospitality, including public REITs. Mr. Mays received his Bachelor of Science in Accounting and Finance from Jacksonville University. He is a member of the American Institute of Certified Public Accountants.

There are no arrangements or understandings between Mr. Mays and any other persons pursuant to which he was appointed as Senior Vice President, Chief Financial Officer and Treasurer of the Company. There are no family relationships between Mr. Mays and any of the Company’s directors or executive officers, and Mr. Mays is not a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.Regulation FD Disclosure.

On May 31, 2024, the Company issued a press release announcing Mr. Mays’s appointment. A copy of the press release is attached hereto as Exhibit 99.1. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2024

Alpine Income Property Trust, Inc.

By: /s/ John P. Albright

John P. Albright, President

and Chief Executive Officer